SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 26, 1997



                          BENTLEY PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Florida                     1-10581                  59-1513162
  ------------------------           ---------              ---------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)



4830 West Kennedy Boulevard, Suite 548, Tampa, FL                33609
-------------------------------------------------              --------
   (Address of Principal Executive Offices)                   (Zip Code)


                                 (813) 286-4401
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)






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Item 2.   Acquisition and Disposition of Assets.
          --------------------------------------


               On June 26, 1997, Bentley Pharmaceuticals, Inc. (the "Registrant") sold 100% of the shares of its wholly-owned French subsidiary, Chimos/LBF S.A. to the Marsing Group, a European conglomerate, for 22,247,569 French Francs (approximately $3.8 million). The Registrant was paid 1,000,000 French Francs (approximately $170,000) upon closing of the transaction and will receive 17,000,000 French Francs (approximately $2.9 million) in early August 1997. The Registrant will also receive four monthly installments in the second half of 1997 of 520,142 French Francs (approximately $90,000) each. An escrow fund in the amount of 2,167,000 French Francs (approximately $370,000) has been established for certain contingent obligations or liabilities which if not resolved by July 1, 1998, will be released to the purchaser. The sale is contingent upon a capital restucturing of Chimos/LBF that is anticipated to be completed by August 4, 1997.

               Chimos/LBF's  operations  in France  consist of the  brokerage of
          fine   chemicals,   sourcing  of  raw  materials  and   pharmaceutical
          intermediates and the distribution of ethical drugs.

               The consideration was determined by arms-length negotiation between the parties. There are no relationships between the Marsing Group and the Registrant or any of its affiliates, its directors, its officers or any associate of any such directors or officers.


Item 7.   Financial Information and Exhibits.
          -----------------------------------

(c)  Exhibits:

     Exhibit Number          Description
     --------------          -----------


     2.1 Agreement between Bentley Pharmaceuticals, Inc. and Marsing & Co. Ltd, A.S. dated June 26, 1997.








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                                S I G N A T U R E
                                -----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BENTLEY PHARMACEUTICALS, INC.
                                    (Registrant)


Date: July 10, 1997                 By: /s/ Michael D. Price
                                        -------------------------------
                                        Michael D. Price
                                        Vice President & Chief Financial Officer








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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number        Description                               Page Number
--------------        -----------                               -----------

2.1                   Agreement between
                      Bentley Pharmaceuticals,
                      Inc. and Marsing & Co.
                      Ltd, A.S. dated June 26,
                      1997.











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